                       GENWORTH LIFE VA SEPARATE ACCOUNT

                             FINANCIAL STATEMENTS

                         YEAR ENDED DECEMBER 31, 2020

    (WITH REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM THEREON)

                       GENWORTH LIFE VA SEPARATE ACCOUNT

                               Table of Contents

                         Year ended December 31, 2020

                                                                            PAGE
                                                                            ----
Report of Independent Registered Public Accounting Firm.................... F-1

Statements of Assets and Liabilities....................................... F-3

Statements of Operations................................................... F-4

Statements of Changes in Net Assets........................................ F-6

Notes to Financial Statements.............................................. F-8

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
Genworth Life Insurance Company
and
Contract Owners of
Genworth Life VA Separate Account:

Opinion on the Financial Statements

   We have audited the accompanying statements of assets and liabilities of the subaccounts listed in the Appendix that comprise the Genworth Life VA Separate Account (the Separate Account) as of December 31, 2020, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the related notes including the financial highlights in Note 6 for each of the years presented in the five year period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights in
Note 6 for each of the years presented in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

   These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

   We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with the transfer agent of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the Separate Account's auditor since 1993.

Richmond, Virginia
April 20, 2021

                                   APPENDIX

   Statement of assets and liabilities as of December 31, 2020, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended.

Goldman Sachs Variable Insurance Trust
   Goldman Sachs Government Money Market Fund -- Service Shares
Franklin Templeton Variable Insurance Products Trust
   Templeton Foreign VIP Fund -- Class 1 Shares (1)
State Street Variable Insurance Series Funds, Inc.
   Income V.I.S. Fund -- Class 1 Shares
   Premier Growth Equity V.I.S. Fund -- Class 1 Shares
   U.S. Equity V.I.S. Fund -- Class 1 Shares

(1)Available as investment option under the contract, but not shown on the statements as there was no activity from January 1, 2019 through December 31, 2020.

                       GENWORTH LIFE VA SEPARATE ACCOUNT

                     Statements of Assets and Liabilities

                               December 31, 2020

                                          GOLDMAN SACHS
                                            VARIABLE
                                            INSURANCE
                                              TRUST      STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.
                                         --------------- ------------------------------------------------
                                          GOLDMAN SACHS
                                           GOVERNMENT                     PREMIER GROWTH
                                          MONEY MARKET   INCOME V.I.S.    EQUITY V.I.S.  U.S. EQUITY V.I.S.
                                         FUND -- SERVICE    FUND --          FUND --          FUND --
                                             SHARES      CLASS 1 SHARES   CLASS 1 SHARES   CLASS 1 SHARES
-----------------------------------------------------------------------------------------------------------

ASSETS:
Investments at fair value (note 2b)             $566,961       $215,862       $2,463,940         $2,000,451
Dividend receivable                                    3              0                0                  0
TOTAL ASSETS                                     566,964        215,862        2,463,940          2,000,451

LIABILITIES:
Accrued expenses payable to affiliate
(note 4b)                                             22              8               95                 77
TOTAL LIABILITIES                                     22              8               95                 77

NET ASSETS                                      $566,942       $215,854       $2,463,845         $2,000,374

Investments in securities at cost               $566,961       $200,980       $1,925,507         $1,631,933
Shares outstanding                               566,961         17,297           20,039             37,546

See accompanying notes to financial statements.

                       GENWORTH LIFE VA SEPARATE ACCOUNT

                           Statements of Operations

                                         GOLDMAN SACHS
                                            VARIABLE
                                           INSURANCE
                                             TRUST       STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.
                                         --------------  --------------------------------------------------
                                         GOLDMAN SACHS
                                           GOVERNMENT                   PREMIER GROWTH
                                          MONEY MARKET   INCOME V.I.S.  EQUITY V.I.S.   U.S. EQUITY V.I.S.
                                            FUND --         FUND --        FUND --           FUND --
                                         SERVICE SHARES  CLASS 1 SHARES CLASS 1 SHARES    CLASS 1 SHARES
                                         --------------  -------------- --------------  ------------------
                                           YEAR ENDED      YEAR ENDED     YEAR ENDED        YEAR ENDED
                                          DECEMBER 31,    DECEMBER 31,   DECEMBER 31,      DECEMBER 31,
                                              2020            2020           2020              2020
-----------------------------------------------------------------------------------------------------------

INVESTMENT INCOME AND EXPENSE:
Income -- Ordinary dividends                     $1,276          $5,382           $663              $9,232
Mortality and expense risk and
administrative charges (note 4a)                  7,059           2,962         33,658              25,666
NET INVESTMENT INCOME (EXPENSE)                  (5,783)          2,420        (32,995)            (16,434)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain                                    --             342        187,823              49,708
Change in unrealized appreciation                    --           7,774        316,541             188,219
Capital gain distributions                           --             713        214,692             140,013
NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS                                          --           8,829        719,056             377,940

INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS                                      $(5,783)        $11,249       $686,061            $361,506

See accompanying notes to financial statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                       GENWORTH LIFE VA SEPARATE ACCOUNT

                      Statements of Changes in Net Assets

                                               GOLDMAN SACHS
                                                 VARIABLE            STATE STREET VARIABLE
                                                 INSURANCE             INSURANCE SERIES
                                                   TRUST                  FUNDS, INC.
                                         ------------------------- -------------------------
                                               GOLDMAN SACHS
                                                GOVERNMENT
                                               MONEY MARKET              INCOME V.I.S.
                                                  FUND --                   FUND --
                                              SERVICE SHARES            CLASS 1 SHARES
                                         ------------------------- -------------------------
                                          YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                         DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                             2020         2019         2020         2019
--------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
Net investment income (expense)            $(5,783)       $3,686      $2,420      $(2,441)
Net realized gain (loss) on investments         --            --         342          (82)
Change in unrealized appreciation
on investments                                  --            --       7,774       16,396
Capital gain distributions                      --            --         713           --
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS                                  (5,783)        3,686      11,249       13,873

FROM CAPITAL TRANSACTIONS (NOTE 4):
Net premiums                                    --            --       6,500        2,000
Death benefits                                  --       (11,145)         --           --
Surrenders                                  (1,493)     (397,356)     (1,968)     (19,327)
Transfers between subaccounts
(including fixed account), net              98,996            17         143          (58)
INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL TRANSACTIONS                        97,503      (408,484)      4,675      (17,385)
INCREASE (DECREASE) IN NET ASSETS           91,720      (404,798)     15,924       (3,512)
Net assets at beginning of year            475,222       880,020     199,930      203,442
Net assets at end of year                  566,942       475,222     215,854      199,930

CHANGE IN UNITS (NOTE 5):
Units purchased                             24,242            13         365          118
Units redeemed                             (13,751)      (43,645)       (107)      (1,122)
NET INCREASE (DECREASE) IN UNITS FROM
CAPITAL TRANSACTIONS WITH CONTRACT
OWNERS                                      10,491       (43,632)        258       (1,004)

See accompanying notes to financial statements.

                       GENWORTH LIFE VA SEPARATE ACCOUNT


                             STATE STREET VARIABLE
                               INSURANCE SERIES
                            FUNDS, INC. (CONTINUED)
              ---------------------------------------------------

                   PREMIER GROWTH
                    EQUITY V.I.S.          U.S. EQUITY V.I.S.
                       FUND --                   FUND --
                   CLASS 1 SHARES            CLASS 1 SHARES
              ---------------------------------------------------
               YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
              DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                  2020         2019         2020         2019
              ---------------------------------------------------


                $(32,995)    $(35,659)    $(16,434)    $(15,839)
                 187,823       88,720       49,708       41,825
                 316,541      438,465      188,219      370,298
                 214,692      257,322      140,013      105,994
                 686,061      748,848      361,506      502,278

                      --           --           --           --
                      --      (16,789)          --      (10,457)
                (114,548)    (767,841)     (38,996)    (478,062)
                (441,884)        (146)    (162,345)          32
                (556,432)    (784,776)    (201,341)    (488,487)
                 129,629      (35,928)     160,165       13,791
               2,334,216    2,370,144    1,840,209    1,826,418
               2,463,845    2,334,216    2,000,374    1,840,209

                   2,543           14        1,360          128
                 (11,591)     (17,081)      (6,543)     (14,984)
                  (9,048)     (17,067)      (5,183)     (14,856)

See accompanying notes to financial statements.

                       GENWORTH LIFE VA SEPARATE ACCOUNT

                         Notes to Financial Statements

                               December 31, 2020

(1)DESCRIPTION OF ENTITY

   Genworth Life VA Separate Account (the "Separate Account") is a separate investment account established in 1981 by Genworth Life Insurance Company ("Genworth Life"), pursuant to the laws of the State of Washington. Genworth Life is a stock life insurance company incorporated under the laws of Delaware on September 28, 1956. Genworth Life is licensed to do business in the District of Columbia and all states except New York. Genworth Life is wholly-owned by Genworth North America Corporation, which is indirectly wholly-owned by Genworth Financial, Inc. ("Genworth"). Genworth is a financial services company dedicated to helping meet the homeownership and long-term care needs of its customers.

   On October 21, 2016, Genworth entered into an agreement and plan of merger (the "Merger Agreement") with Asia Pacific Global Capital Co., Ltd., a limited liability company incorporated in the People's Republic of China and a subsidiary of China Oceanwide Holdings Group Co., Ltd., a limited liability company incorporated in the People's Republic of China (together with its affiliates, "China Oceanwide"), and Asia Pacific Global Capital USA Corporation ("Merger Sub"), a Delaware corporation and a direct, wholly-owned subsidiary of Asia Pacific Insurance USA Holdings LLC ("Asia Pacific Insurance"), which is a Delaware limited liability company and owned by China Oceanwide.

   On April 6, 2021, Genworth announced that it has exercised its right to terminate its merger agreement with China Oceanwide. Terminating the agreement allows Genworth to pursue its revised strategic plan without restrictions and without uncertainty regarding its ultimate ownership, which might impact its ability to successfully execute the plan.

   Genworth Life's principal products are long-term care insurance ("LTC"), life insurance and fixed deferred and immediate annuities. LTC products are intended to protect against the significant and escalating costs of long-term care services provided in the insured's home or assisted living or nursing facilities. Life insurance products provide protection against financial hardship primarily after the death of an insured. Deferred annuities are intended for contract owners who want to accumulate tax-deferred assets for retirement, desire a tax-efficient source of income and seek to protect against outliving their assets. Immediate annuities provide a fixed amount of income for either a defined number of years, the annuitant's lifetime or the longer of a defined number of years and the annuitant's lifetime. In March 2016, Genworth Life suspended sales of traditional life insurance and fixed annuity products. Genworth Life, however, continues to service its existing retained and reinsured blocks of business. Genworth Life continues to offer LTC products.

   Genworth Life also has other products which have not been actively sold since 2011, but it continues to service its existing blocks of business. Those products include variable annuities, corporate-owned life insurance and funding agreements. Genworth Life's variable annuities include a guaranteed minimum death benefit.

   During 2020 and 2019, Genworth Life distributed its LTC products through appointed independent producers and employer groups. As of March 2019, Genworth Life no longer distributed its individual LTC products through independent producers. Given its low sales volume, there has been no significant impact on Genworth Life from this change.

   COVID-19 has disrupted the global economy and financial markets; business operations; and consumer behavior and confidence. The most significant impacts in Genworth Life from COVID-19 in 2020 were related to the current low interest rate environment and continued elevated mortality. Genworth Life's LTC products were negatively impacted by the current low interest rate environment, particularly as it relates to asset adequacy analysis. However, these impacts were partially offset by higher mortality which had favorable impacts on reserves of Genworth Life's LTC products. Future changes in morbidity experience may also impact Genworth Life LTC products. Conversely, higher mortality rates had unfavorable impacts on the Company's life insurance products. Genworth Life observed minimal impacts from COVID-19 in its fixed and variable annuity products.

   While the ongoing impact of COVID-19 is very difficult to predict, the related outcomes and impact on Genworth Life and the Separate Account will depend on the length and severity of the pandemic and shape of the economic recovery.

                       GENWORTH LIFE VA SEPARATE ACCOUNT

                               December 31, 2020

Genworth Life and the Separate Account continue to monitor pandemic developments and the potential financial impacts on their business. Contract owners should continue to monitor their account values.

   The Separate Account currently has subaccounts that invest in series or portfolios ("Portfolios") of open-end mutual funds ("Funds"). Such Portfolios are not sold directly to the general public. The Portfolios are sold to Genworth Life, and they may also be sold to other insurance companies that issue variable annuity contracts and variable life insurance policies, including affiliated insurance companies of Genworth Life. In addition, the Portfolios may be sold to retirement plans. Genworth Life uses the Separate Account to support the flexible premium deferred annuity contracts, as well as for other purposes permitted by law.

   Currently, there are multiple subaccounts of the Separate Account available under the contract. Each subaccount invests exclusively in shares representing an interest in a separate corresponding Portfolio (a division of a Fund, the assets of which are separate from other Portfolios that may be available in the
Fund).

   The assets of the Separate Account belong to Genworth Life. However, Genworth Life does not charge the assets in the Separate Account attributable to the contracts (including any certificates issued thereunder) with liabilities arising out of any other business that Genworth Life may conduct. The assets of the Separate Account will, however, be available to cover the liabilities of Genworth Life's General Account to the extent that the assets of the Separate Account exceed the liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business Genworth Life may conduct.

   The Separate Account is registered with the U.S. Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account meets the definition of a separate account under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC. Contract owners assume the full investment risk for amounts allocated by contract owners to the Separate Account.

   The Separate Account holds certain benefits for individual and group deferred variable annuity contracts issued by Genworth Life. No new contracts are issued in the Separate Account. Existing contract owners can, however, continue to add purchase payments to their contract or certificate as applicable.

   As of December 31, 2020, Franklin Templeton Variable Insurance Products Trust -- Templeton Foreign VIP Fund -- Class 1 Shares was available as an investment option under the contract, but not shown on the statements as there was no activity from January 1, 2019 through December 31, 2020.

   All designated Portfolios listed above are series type mutual funds.

(2)SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  (A) BASIS OF PRESENTATION

   These financial statements have been prepared on the basis of U.S. generally accepted accounting principles ("U.S. GAAP"). Preparing financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect amounts and disclosures reported therein. Actual results could differ from those estimates. The Separate Account is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services -- Investment Companies.

                       GENWORTH LIFE VA SEPARATE ACCOUNT

                               December 31, 2020


  (B) INVESTMENTS

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account, generally, uses a market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

   VALUATION INPUTS: Various inputs are used to determine the value of the mutual fund's investments. These inputs are summarized in the three broad levels listed below:

  .  LEVEL 1 -- quoted prices in active markets for identical securities;

  . LEVEL 2 -- observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk); and

  .  LEVEL 3 -- unobservable inputs.

   The investments of the Separate Account are measured at fair value on a recurring basis. All investments are categorized as Level 1 as of December 31, 2020 and there were no transfers between the levels during 2020.

   Purchases and redemptions of investments in mutual funds are recorded on the Valuation Day that the request for the purchase or redemption is received. A Valuation Day is any day that the New York Stock Exchange is open for regular trading, except for days on which a Portfolio does not value its shares. Income distributions, and gains from realized gain distributions, are recorded on the ex-dividend date. Realized gains and losses on investments are determined on the average cost basis. Units and unit values are disclosed as of the last Valuation Day of the applicable year or period.

  (C) UNIT CLASS

   The Separate Account has one unit class within the subaccounts. No new contracts are issued in the Separate Account.

  (D) FEDERAL INCOME TAXES

   The operations of the Separate Account are a part of, and are taxed with, the operations of Genworth Life. Therefore, the Separate Account is not separately taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). Under existing federal income tax laws, investment income and capital gains of the Separate Account are not taxed. Accordingly, the Separate Account paid no federal income taxes and no federal income tax payment was required. Genworth Life is taxed as a life insurance company under the Code.

  (E) SUBSEQUENT EVENTS

   No material subsequent events have occurred since December 31, 2020 through April 20, 2021, the date the financial statements were issued, that would require adjustment to the financial statements.

                       GENWORTH LIFE VA SEPARATE ACCOUNT

                               December 31, 2020


(3)PURCHASES AND SALES OF INVESTMENTS

   The aggregate cost of investments acquired, and the aggregate proceeds of investments sold for the year December 31, 2020 was:

                              COST OF   PROCEEDS
                               SHARES     FROM
FUND/PORTFOLIO                ACQUIRED SHARES SOLD
--------------                -------- -----------
Goldman Sachs Variable
  Insurance Trust
       Goldman Sachs
         Government
         Money Market
         Fund -- Service
         Shares.............. $227,029  $134,766
State Street Variable
  Insurance Series
  Funds, Inc.
       Income V.I.S.
         Fund -- Class 1
         Shares..............   12,738     4,930
       Premier Growth
         Equity V.I.S.
         Fund -- Class 1
         Shares..............  375,849   750,578
       U.S. Equity
         V.I.S. Fund --
         Class 1 Shares......  204,653   282,409

(4)RELATED PARTY TRANSACTIONS

  (A) GENWORTH LIFE

   Net purchase payments (premiums) transferred from Genworth Life to the Separate Account represent gross premiums recorded by Genworth Life on its deferred variable annuity contracts less deductions retained as compensation for premium taxes. The deduction for premium taxes is deferred until the contracts are surrendered.

   Contract owners may elect to allocate assets to the Fixed Modified Guaranteed Annuity ("MGA") Account that is part of the General Account of Genworth Life. Amounts allocated to the Fixed MGA Account earn interest at the interest rate in effect at the time of such allocation or transfer. The interest rate remains in effect for a guaranteed period of time (at least a period of one year), after which a new rate may be declared. Contract owners may transfer amounts from the Fixed MGA Account to the subaccounts of the Separate Account and from the subaccounts of the Separate Account to the Fixed MGA Account. Any amount transferred or surrendered from the Fixed MGA Account prior to an allocation period of 12 months is subject to a market value adjustment, which may be negative or positive depending on market conditions at the time of transfer or surrender. Under no circumstances will the market adjustment cause the amount transferred or surrendered to fall below the guaranteed interest rate as stated in the contract.

   Generally, charges are assessed under the contracts to cover surrenders, certain administrative expenses, and the mortality and expense risks that Genworth Life assumes, and the death benefit provided under the contract. The fees charged to cover administrative expenses and mortality and expense risk charges are assessed through the daily unit value calculation. The fees are assessed on a daily basis through the daily net asset value. Note 6 demonstrates the total charge percentage. Other charges assessed to cover certain other administrative expenses are assessed by the redemption of units.

   A charge attributable to each contract, if a group contract is issued, is equal to an annual effective rate of 1.40% of the average daily net assets allocated to the contract owner's account and is assessed through the reduction of unit values. This charge consists of a mortality and expense risk charge equal to an annual effective rate of 1.25% of the average daily net assets of the contract owner's account and an administrative charge equal to an annual effective rate of 0.15% of the average daily net assets allocated to the contract owner's account.

   Each year the Separate Account deducts a certificate maintenance charge of $40 from each certificate. The Separate Account assesses this fee as partial compensation for certain administrative services and this charge is assessed through the redemption of units. The Separate Account will waive the certificate maintenance charge if, at the time of the assessment, the certificate value is $40,000 or greater.

                       GENWORTH LIFE VA SEPARATE ACCOUNT

                               December 31, 2020


   Units are not assigned to capital transactions to Genworth Life and no contract or certificate charges are assessed against Genworth Life's net assets.

  (B) ACCRUED EXPENSES PAYABLE TO AFFILIATE

   Charges and deductions made under the contracts for services and benefits unpaid at year-end are accrued and payable to Genworth Life.

  (C) CAPITAL BROKERAGE CORPORATION

   Capital Brokerage Corporation ("CBC"), an affiliate of Genworth Life, is a Washington corporation registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). CBC serves as the distributor and principal underwriter for variable annuity contracts issued by Genworth Life. Certain officers and directors of Genworth Life are also officers and directors of CBC.

(5)CAPITAL TRANSACTIONS

   All dividends and capital gain distributions of the Portfolios are automatically reinvested in shares of the distributing Portfolios at their net asset value on the date of distribution. In other words, Portfolio dividends or Portfolio distributions are not paid to contract owners as additional units, but instead are reflected in unit values.

   The increase (decrease) in outstanding units and amounts by subaccount from capital transactions for the years ended December 31, 2020 and 2019 is reflected in the Statements of Changes in Net Assets.

(6)FINANCIAL HIGHLIGHTS

   A summary by subaccount of the outstanding units, unit values, net assets, expense ratios, net investment income ratios, and total return ratios for the years ended December 31, 2020, 2019, 2018, 2017, and 2016 follows.

   Financial highlights are only disclosed for subaccounts that had outstanding units as of December 31, 2020 and were available to contract owners or certificate holders during 2020. Franklin Templeton Variable Insurance Products Trust -- Templeton Foreign VIP Fund -- Class 1 Shares fund was not disclosed but was available to contract owners or certificate holders as it had no outstanding units as of December 31, 2020.

                                                     EXPENSE AS A                      NET   INVESTMENT
                                                     % OF AVERAGE                     ASSETS   INCOME
                                                    NET ASSETS (1)  UNITS  UNIT VALUE  000S  RATIO (2)  TOTAL RETURN (3)
                                                    -------------- ------- ---------- ------ ---------- ----------------
Goldman Sachs Variable Insurance Trust
 Goldman Sachs Government Money Market Fund --
   Service Shares
   2020............................................     1.40%       61,231    9.26      567    0.25%        (1.14)%
   2019............................................     1.40%       50,740    9.37      475    1.91%          0.44%
   2018............................................     1.40%       94,372    9.33      880    1.46%          0.06%
   2017............................................     1.40%      107,088    9.32      998    0.50%        (0.89)%
   2016............................................     1.40%      117,217    9.40    1,102    0.04%        (1.36)%
State Street Variable Insurance Series Funds, Inc.
 Income V.I.S. Fund -- Class 1 Shares
   2020............................................     1.40%       11,434   18.88      216    2.43%          5.53%
   2019............................................     1.40%       11,176   17.89      200    0.20%          7.10%
   2018............................................     1.40%       12,179   16.70      203    2.23%        (2.81)%
   2017............................................     1.40%       12,666   17.19      218    1.82%          1.81%
   2016............................................     1.40%       15,756   16.88      266    1.83%          1.54%

                       GENWORTH LIFE VA SEPARATE ACCOUNT

                               December 31, 2020

                                                       EXPENSE AS A                     NET   INVESTMENT
                                                       % OF AVERAGE                    ASSETS   INCOME
                                                      NET ASSETS (1) UNITS  UNIT VALUE  000S  RATIO (2)  TOTAL RETURN (3)
                                                      -------------- ------ ---------- ------ ---------- ----------------
 Premier Growth Equity V.I.S. Fund -- Class 1 Shares
   2020..............................................     1.40%      36,469   67.56    2,464    0.03%         31.74%
   2019..............................................     1.40%      45,517   51.28    2,334    0.00%         35.41%
   2018..............................................     1.40%      62,583   37.87    2,370    0.14%        (4.03)%
   2017..............................................     1.40%      65,526   39.46    2,586    0.33%         26.55%
   2016..............................................     1.40%      66,808   31.18    2,083    0.51%          1.03%
 U.S. Equity V.I.S. Fund -- Class 1 Shares
   2020..............................................     1.40%      46,126   43.37    2,000    0.52%         20.92%
   2019..............................................     1.40%      51,309   35.87    1,840    0.60%         29.93%
   2018..............................................     1.40%      66,167   27.60    1,826    0.87%        (4.76)%
   2017..............................................     1.40%      69,338   28.98    2,010    0.67%         18.24%
   2016..............................................     1.40%      92,119   24.51    2,258    1.24%          7.78%

--------
(1)Expenses as a percentage of average net assets represent the annualized asset-based contract expenses of the Separate Account, consisting of mortality and expense risk charges, administrative expenses, and other rider charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to the contract owner through the redemption of units and expenses of the underlying Portfolios are excluded.
(2)The investment income ratio represents the ordinary dividends received by the subaccount from the Portfolio divided by average net assets.
(3)The total return for the year indicated includes deductions for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Standardized total returns shown separately in a prospectus or marketing material for a product supported by the Separate Account include the maximum contract charges that may be assessed to any contract through both the daily unit value calculation and the redemption of units. Accordingly, these standardized total returns will generally reflect a lower return than the total return.